Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Cash and cash equivalents
Cash and cash equivalents

4.            Cash and cash equivalents

Cash and cash equivalents represent cash on hand, cash held at bank, and time deposits placed with banks or other financial institutions, which have original maturities of three months or less. Cash and cash equivalents balance as of December 31, 2023 and 2024 primarily consist of the following currencies:

	December 31, 2023		December 31, 2024
		USD		USD
(In thousands)	Amount	equivalent	Amount	equivalent
RMB	648,445	91,553	585,376	81,434
USD	76,636	76,636	89,514	89,514
SGD	3,231	2,446	7,327	5,437
Hong Kong Dollar	1,275	163	7,296	940
Indonesian Rupiahs	58,128	4	71,292	4
Total	—	170,802	—	177,329

As of December 31, 2023 and 2024, included in the cash and cash equivalents are time deposits with original maturities of three months or less of USD72,176,000 and USD70,860,000, respectively.